Exhibit 99.1
 Annual Shareholder MeetingMay 24, 2017

 Forward-Looking Statements  This presentation contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, local and national economic conditions, the impact of interest rates on financing and the successful completion and deployment of proceeds from the capital raises as well as the successful completion and integration of mergers and acquisitions. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

HISTORY OF CONSISTENT GROWTH

2004

Assets: $36.3 million
Market Cap: N/A

- Opened with a targeted focus on small- and medium-sized businesses in Howard County with a goal of attaining a strong market presence and size

2010

Assets: $300.2 mm
Market Cap: $15.8 mm

- Expanded into Annapolis, MD

2011

Assets: $323.1 mm
Market Cap: $12.1 mm

- Received $12.5 million SBLF; redeemed $6.3 million of TARP

2012

Assets: $401.7 mm
Market Cap: $25.9 mm

- Completed $10.2 million common equity raise
- Became SEC reporting company
- Listed on NASDAQ

2013

Assets: $499.9 mm
Market Cap: $38.6 mm

- Branch purchase in Aberdeen, MD
- Expanded into Towson, MD
- Created de novo mortgage banking operation which helped diversifying revenue stream

2014

Assets: $691.4 mm
Market Cap: $47.3

- Branch purchase in Havre de Grace, MD
- Acquired NBRS Financial Bank with $146 million in assets in a FDIC transaction
- Enhanced Harford presence with de novo branch in Bel Air, MD

2015

Assets: $946.8 mm
Market Cap: $92.2 mm

- Completed $25 million common equity raise
- Acquired Patapsco Bancorp with $226 million in assets

2016

Assets: $1.03 bn
Market Cap: $105.6 mm

- Exceeded original goal of $1 billion in total assets
- Solid profitability with diversified revenue stream

Today

Assets: $1.05 bn
Market Cap: $182.6 mm

- Completed $41.4 million follow-on equity raise in January
- Strong market position and share

Tomorrow

- Continued growth in assets and earnings with premier credit culture
- Emphasis on leveraging infrastructure and talent
- Continued growth in market position
- Continued focus on investor visibility, liquidity and shareholder returns

Assets and market cap as of December 31 for each year ended 2004 – 2016. Today is as of March 31, 2017.

HOWARD BANCORP

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STRATEGY FOCUSED ON SHAREHOLDER RETURNS

- Our strategy is focused on long-term shareholder returns, which involves expending near-term resources to enhance our infrastructure, team and market presence to create the dominant multi-billion dollar banking franchise in the Greater Baltimore market

Organic / De Novo Growth Strategy

- Grow organically through customer acquisition in select market segments
- Expand market reach into Baltimore County and north through new relationship management team and branch opening
  - Opened Towson branch in 2013
  - Hired a former market president of BB&T
  - Executed on a 5 person team lift-out in first half of 2016
- Created de novo mortgage division, through two lift-outs, which has diversified revenue stream
- Completed $41.4 million follow-on equity raise

Acquisition Strategy

- Extend market presence through strategic M&A, including whole institutions, branches, team lift outs and divisions
  - Acquired Aberdeen branch
  - Acquired Havre de Grace branch
  - NBRS FDIC transaction
  - Patapsco acquisition
- Target rich environment with over 18* banks in Greater Baltimore and contiguous counties with assets under $1 billion
- Non-bank acquisition and lift-out opportunities to enhance fee income

*Source: SNL Financial. Local markets include banks headquartered in Anne Arundel, Baltimore, Baltimore City, Carroll, Cecil, Frederick, Harford, Howard and Washington counties in Maryland; excludes announced merger transactions and mutual institutions.

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 Q1 2017 Highlights    Based on the unaudited, preliminary internal financial statements for the three-month and twelve month periods ended December 31, 2016As adjusted to reflect the reclassification of certain subordinated debt in the loan portfolio to investmentsIncludes loans held-for-sale

Q1 2017 COMMENTARY

- Year-over-year total asset growth of 8.5% fueled by strong loan growth
- Improvement in year-over-year profitability metrics: 2017 Q1 ROAA of 0.62% vs 2016 ROAA of 0.55%
- Asset quality remained strong with a non-performing asset to total asset ratio of 1.12%
- 2017 Q1 net interest margin of 3.68% remains strong
  - In the near term, our net interest margin will continue to be minimally impacted by purchase accounting adjustments from our recent acquisitions
- Continued efficiency ratio improvement to under 80% into 2017, as investments in infrastructure and personnel produced positive results
- First quarter capital position and ratios positively impacted by the $41.4 million follow-on equity offering

HOWARD BANCORP
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 Financial Overview  In 2013 we acquired $37.1 million in assets from a branch purchaseIn 2014 we acquired $145.9 million in assets from NBRSIn 2015 we acquired $195.9 million in assets from PatapscoThe remaining $670 million or 64% was all through organic business development activities  CAGR: 25.34%    Growth: 2.61x

DIVERSIFIED & ATTRACTIVE LOAN PORTFOLIO

Loan Portfolio Mix



Consumer 0.5%
Farm 0.3%
Other 0.6%
C&D 9.0%
1 - 4 Family 30.0%
Non-owner Occ. CRE 23.6%
Multifamily 1.1%
Commercial Loans 34.9%

	Howard Bank	MD Median (53 Banks)
1 - 4 Family	30.0%	41.8%
Commercial Loans[(1)]	34.9%	22.7%
Non-owner Occ. CRE	23.6%	16.9%
C&D	9.0%	6.0%
Multifamily	1.1%	2.4%
Other	0.6%	0.0%
Consumer	0.5%	0.6%
Farm	0.3%	0.4%

Commercial Lending vs. Local Peers[(2)]

Company Name	City	Assets ($000)	Total Loans[(1)] ($000)	Coml Loans[(1)] ($000)
Sandy Spring Bank	Olney	5,190,423	4,010,712	1,183,474
Revere Bank	Laurel	1,949,401	1,646,162	473,943
Old Line Bank	Bowie	1,761,606	1,426,200	426,623
Howard Bank	Ellicott City	1,048,528	881,611	307,261
CFG Community Bank	Baltimore	690,141	577,884	233,692
Shore United Bank	Easton	1,151,299	892,649	222,202
First Mariner Bank	Baltimore	964,606	686,418	146,293
BayBank, FSB	Columbia	633,165	496,085	130,681
Harford Bank	Aberdeen	345,130	274,207	100,192
Severn Bancorp, Inc.	Annapolis	798,584	612,544	94,361
Queenstown Bank of Maryland	Queenstown	476,837	384,888	86,555
Harbor Bank of Maryland	Baltimore	256,193	188,117	85,696
Farmers and Merchants Bank	Upperco	398,123	314,701	85,542
New Windsor State Bank	New Windsor	315,201	268,424	82,397
Damascus Community Bank	Damascus	315,098	224,176	75,048
Hamilton Bank	Towson	509,905	338,454	60,083
Peoples Bank	Chestertown	241,335	173,134	38,507
Colombo Bank	Rockville	207,157	165,400	32,210
Bank of Glen Burnie	Glen Burnie	395,423	269,721	29,130
Cecil Bank	Elkton	211,498	93,811	17,954
Chesapeake Bank of Maryland	Baltimore	179,692	137,169	16,865
Carroll Community Bank	Sykesville	170,861	135,392	15,592
Rosedale FS&LA	Baltimore	831,247	552,288	12,380
Eastern Savings Bank, FSB	Hunt Valley	338,330	220,713	10,853
Maryland Financial Bank	Towson	61,832	45,105	9,841

Source: SNL Financial as of March 31, 2017. Based on Bank Regulatory data. 53 MD Banks include all banks headquartered in Maryland.
(1) Commercial loans include owner-occupied CRE and Commercial & Industrial loans. Total loans includes loans held for sale.
(2) Local peers include Maryland based banks with a presence in the Baltimore-Columbia-Towson MSA.

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 Disciplined credit culture  Source: SNL Financial. YTD data as of September 30, 2016.    Howard is focused on lending to closely held companies with solid underwriting that starts with an experienced relationship management team supported by dedicated credit resourcesHoward does not compete by weakening structure to win relationships, and has limited unsecured or non-recourse deals – leading to low charge-off ratios Our credit process includes very limited individual authority and more focus on a committee approach to loan approvalsHoward maintains various sub-limits on exposures to ensure no concentrations    Credit Management  NPAs ex. Restructured / Assets  NCOs / Average Loans  Reserves / Loans        Howard maintains various sub-limits on exposures to ensure no concentrations

ATTRACTIVE DEPOSIT MIX AND GROWING SHARE

Deposit Mix



Jumbo Time 18.5%
Retail Time 9.0%
DDA & NOW 37.9%
MMDA and Savings 34.7%

	Howard Bank	MD Median (53 Banks)
DDA & NOW	37.9%	25.5%
MMDA and Savings	34.7%	35.3%
Retail Time	9.0%	17.2%
Jumbo Time	18.5%	16.6%
MRQ Cost of Funds	0.45%	0.56%

Retail vs. Business



Retail
Business
41%
REPO 3%
Time 16%
MMKT 24%
DDA 54%
NOW 3%
DDA 8%
NOW 12%
Time 37%
MMKT 43%
Total
Business
Retail

Diversified Deposit Mix

- Historically focused on both retail and commercial transaction deposits, creating a hybrid deposit generation strategy
- More effective relationship approach for small businesses in particular to attract owner and employee deposits
- Permits better leveraging of consolidated branch network
- Recent acquisitions have been a good source of funding for growing loan portfolio

Source: SNL Financial and Company reports. 53 MD Banks include all banks headquartered in Maryland.
Deposit mix as of March 31, 2017. Based on Bank Regulatory data.

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   Howard vs. Select Peers( publicly traded)

HOWARD VS. SELECT PEERS

3 Year Asset Growth	Net Interest Margin	NPAs / Assets
Peer Average: 35% Peer Median: 29%	Peer Average: 3.59% Peer Median: 3.52%	Peer Average: 1.59% Peer Median: 1.28%
Howard: 105%	Howard: 3.73%	Howard: 1.23%
96th Percentile	75th Percentile	52nd Percentile

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RECENT CAPITAL RAISE OVERVIEW

- Road trip
  - Raymond James scheduled 27 meetings with investors over 4 days, with meetings in Chicago, New York, Philadelphia and Baltimore
- Pricing meeting to evaluate bids received and set pricing
- Oversubscriptions
  - Original intent - $30 million
  - Total amount requested – $195 million
  - Oversubscribed by 6.5 times
- Closing of Offering
  - Process ended on February 1st, and we received $40 million wire transfer

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SUCCESS OF CAPITAL RAISE

- Improved capital ratios
  - *40% more capital than year end*
- Desired levels and composition of professional bank investors
- Sales via brokerage side of Raymond James
- Increased value
  - *$18.70 today versus $15.10 at year end*
- Increased volume
  - *15 thousand shares per day today vs less than 1,000*
- Increased market cap
  - *$183 million today versus $106 million at year end*
- Positioned for inclusion in Russell 2000 Index
  - Should generate even more trading volume
  - Which could lead to even higher share price
- **Well positioned for organic and acquired growth!**

Capital Ratios Improvement

TCE / TA	
12/31/2016	8.10%
3/31/2017	11.79%

Total Capital Ratio	
12/31/2016	10.83%
3/31/2017	14.96%

Tier 1 Ratio	
12/31/2016	9.71%
3/31/2017	13.96%

Leverage Ratio	
12/31/2016	8.36%
3/31/2017	12.16%

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Dollars In Millions  5 Year Growth

 5 Year Growth    Dollars In Millions  Capital Positioned for growth

 5 Year Growth    Infrastructure positioned for growth

 HBMD Trading Valuation        Price / Tangible Book Value  Price / LTM EPS  Howard trades in line with peers on a price to tangible book value multiple basisHoward trades above peers on a price to earnings basisHoward’s well positioned trading valuation makes it a strong candidate for inclusion in the Russel 2000/ attractive acquisition currency     Commentary

 Thank You  Thank you for attending our annual meeting of shareholdersThank you for your continued support